UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21274

Grosvenor Registered Multi-Strategy

Master Fund, LLC

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Scott J. Lederman Grosvenor Registered Multi-Strategy Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 506-6500

Date of fiscal year end: March 31

Date of reporting period: June 30, 2013

ITEM 1 – SCHEDULE OF INVESTMENTS

The Schedule of Investments is attached hereto.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (Unaudited)

June 30, 2013

						First

	First			% of	% Ownership	Available

	Acquisition		Fair	Members’	of Portfolio	Redemption

Portfolio Funds*	Date	Cost	Value**	Capital	Fund***	Date ****	Liquidity*****

Distressed

Anchorage Capital Partners Ltd.	1/1/2013	$20,035,815	$22,108,866	4.33%	0.38%	N/A	Annually
Anchorage Capital Partners, L.P. (a)	8/1/2006	50,575	38,545	0.01%	0.00%	N/A	Annually
Blue Mountain Credit Ltd.	1/1/2013	23,135,228	24,211,958	4.75%	0.41%	N/A	Quarterly
Fortress Value Recovery Fund, LLC (b)	1/1/2006	4,300,000	569,109	0.11%	0.36%	N/A	(1)
Greywolf Capital Partners II, L.P. (a)	9/1/2007	85,035	54,484	0.01%	0.00%	N/A	(2)
GSO Liquidity Partners, L.P.	3/1/2008	4,935	5,159	0.00%	0.28%	N/A	(3)
Harbinger Capital Partners Sp. Situations Fund, L.P. (a)	7/1/2007	6,182,068	1,911,396	0.37%	1.01%	N/A	(1)
Highland Crusader Fund, L.P.	8/1/2005	952,655	1,441,072	0.28%	1.39%	N/A	(4)
King Street Capital, L.P. (a)	1/1/2003	725,932	1,101,466	0.22%	0.02%	N/A	Quarterly
King Street Ltd.	1/1/2013	5,761,844	6,174,314	1.21%	0.06%	N/A	Quarterly
Marathon Distressed Subprime Fund, L.P. (3)	1/1/2008	4,364	7,122	0.00%	0.36%	N/A	(3)
Redwood Domestic Fund, L.P. (a)	1/1/2003	87,074	206,119	0.04%	0.01%	N/A	(2)
Redwood Offshore Fund Ltd.	1/1/2013	16,002,361	17,114,234	3.35%	0.56%	N/A	Bi - annually
Silver Point Capital Fund, L.P. (a)	1/1/2003	433,249	871,208	0.17%	0.03%	N/A	Annually
Silver Point Capital Offshore Fund Ltd.	7/1/2012	14,755,241	16,770,714	3.28%	0.33%	N/A	Annually

Total Distressed		92,516,376	92,585,766	18.13%

Event Driven

Elliott International Ltd.	1/1/2013	25,242,332	26,495,794	5.19%	0.18%	1/1/2015	Quarterly
Magnetar Capital II Fund, L.P.	1/1/2010	5,765,810	6,901,610	1.35%	2.34%	N/A	Quarterly
Magnetar Capital, L.P. (a)	7/1/2007	1,245,010	1,655,925	0.33%	1.54%	N/A	(2)
Perry International Inc.	1/1/2013	18,433,696	20,335,120	3.98%	0.36%	N/A	Quarterly
Perry Partners, L.P. (a)	1/1/2003	1,520	7,078	0.00%	0.00%	N/A	(2)
Seneca Capital SLV, L.P. (a)	1/1/2013	352,062	371,772	0.07%	1.33%	N/A	(5)
Seneca Capital, L.P.	1/1/2003	65,300	79,088	0.02%	0.02%	N/A	(2)

Total Event Driven		51,105,730	55,846,387	10.94%

Long and/or Short Equity

AKO Fund Limited	1/1/2013	13,374,936	13,926,823	2.73%	0.47%	N/A	Quarterly
Black Bear Fund I, L.P.	1/1/2003	67,788	177,552	0.04%	0.89%	N/A	(5)
Broad Peak Fund, L.P. (a)	7/1/2007	37,334	39,137	0.01%	1.11%	N/A	(2)

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2013

						First

	First			% of	% Ownership	Available

	Acquisition		Fair	Members’	of Portfolio	Redemption

Portfolio Funds* (continued)	Date	Cost	Value**	Capital	Fund***	Date ****	Liquidity*****

Long and/or Short Equity (continued)

Brookside Capital Partners Fund, L.P. (a)	10/1/2009	$94,762	$75,022	0.02%	0.00%	N/A	(2)
Citadel Global Equities Fund Ltd.	10/1/2012	4,650,000	4,862,434	0.95%	0.22%	N/A	Monthly
Conatus Capital Ltd.	1/1/2013	14,103,129	15,307,637	3.00%	1.00%	N/A	Quarterly
Discovery Global Opp Offshore Fund Ltd.	2/1/2013	19,050,000	20,448,426	4.00%	0.24%	N/A	Quarterly
Egerton European Dollar Fund Ltd.	10/1/2011	10,300,729	14,205,294	2.78%	0.72%	N/A	Monthly
Encompass Capital Fund Offshore Ltd.	8/1/2012	16,200,000	15,698,741	3.07%	3.50%	N/A	Quarterly
Greenlight Qualified Ltd.	1/1/2013	7,407,615	7,928,647	1.55%	0.95%	N/A	Annually
Impala Fund Ltd.	1/1/2013	22,089,653	22,652,810	4.43%	2.24%	N/A	Quarterly
Montrica Global Opportunities Fund, L.P. (a)	8/1/2007	144,586	62,708	0.01%	0.63%	N/A	(2)
Passport Global Strategies III, Ltd.	1/1/2010	479,302	118,765	0.02%	0.66%	N/A	(5)
SEG Partners Offshore, Ltd.	3/1/2013	15,900,000	16,372,681	3.21%	1.81%	N/A	Quarterly
							Quarterly -
Tremblant Ltd.	1/1/2013	21,696,166	23,562,885	4.62%	2.72%	N/A	Bi - annually
Viking Global Equities III Ltd.	1/1/2013	5,607,373	6,003,610	1.18%	0.05%	N/A	Monthly

Total Long and/or Short Equity		151,203,373	161,443,172	31.62%

Multi-Arbitrage

Astenbeck Offshore Commodities Fund II Ltd.	2/1/2013	12,900,000	11,359,086	2.22%	0.65%	N/A	Monthly
Canyon Balanced Fund Ltd.	1/1/2013	23,421,029	26,041,778	5.10%	2.05%	N/A	Quarterly
Canyon Value Realization Fund, L.P. (a)	1/1/2003	177,760	283,378	0.06%	0.01%	N/A	Quarterly - Annually
CCP Quantitative Fund Ltd.	12/1/2012	15,300,000	12,500,609	2.45%	0.64%	N/A	Monthly
Chenavari Multi Strategy Fund Ltd.	6/1/2013	20,750,000	20,858,769	4.08%	15.21%	9/1/2014	Monthly
Citadel Kensington Ltd.	3/1/2013	15,900,000	16,386,484	3.21%	0.40%	N/A	Quarterly
Element Capital Feeder Fund Ltd.	4/1/2012	17,843,674	19,228,977	3.76%	0.57%	N/A	Quarterly
Fortress Asia	5/1/2013	10,300,000	10,839,314	2.12%	0.91%	N/A	Quarterly
HBK Corporate Feeder Fund Ltd.	1/1/2013	15,033,329	15,586,172	3.05%	0.32%	N/A	Quarterly
Magnetar Constellation Fund, Ltd.	4/1/2012	19,400,000	21,721,892	4.26%	1.01%	N/A	Quarterly
OZ Domestic Partners, L.P. (a)	1/1/2003	6,431,231	10,317,413	2.02%	0.85%	N/A	Annually
Stark Investments, L.P. (a)	1/1/2003	1,470,829	1,432,679	0.28%	0.67%	N/A	Quarterly
Stark Select Asset Fund LLC	1/1/2010	459,589	451,536	0.09%	0.67%	N/A	(5)

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2013

						First

	First			% of	% Ownership	Available

	Acquisition		Fair	Members’	of Portfolio	Redemption

Portfolio Funds* (continued)	Date	Cost	Value**	Capital	Fund***	Date ****	Liquidity*****

Multi-Arbitrage (continued)
Viridian Fund, Ltd.	1/1/2012	$10,795,271	$9,166,985	1.80%	1.41%	N/A	Quarterly

Total Multi-Arbitrage		170,182,712	176,175,072	34.50%

Total Investments in Portfolio Funds		$465,008,191	$486,050,397	95.19%

Other Assets, Less Liabilities			$24,581,619	4.81%

Members’ Capital			$510,632,016	100.00%

The Master Fund’s (as defined in the Portfolio Valuation note) investments in the Portfolio Funds shown above, representing 95.19% of Members’ Capital have been fair valued in accordance with procedures established by the Board of Directors of the Master Fund.

The Master Fund’s investments on June 30, 2013 are summarized below based on the investment strategy of each specific Portfolio Fund.

Investment Strategy	% of Total Investments in Portfolio Funds
Multi-Arbitrage	36.25%
Long and/or Short Equity	33.21
Distressed	19.05
Event Driven	11.49

Total	100.00%

*  Non-income producing investments. The Master Fund’s investments in Portfolio Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.

**  See definition in the Portfolio Valuation note.

***  Based on the most recently available information provided by each Portfolio Fund.

****  From original investment date (excludes side pockets).

*****  Available frequency of redemptions after initial lock-up period.

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2013

N/A Initial lock-up period that has expired prior to June 30, 2013, has a lock-up that expires prior to the next liquidity date, or the Portfolio Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(a)  A portion or all of the Master Fund’s interest in the Portfolio Fund is held in side pockets which have restricted liquidity.

(b)  Formerly known as D.B. Zwirn Special Opportunities Fund, L.P.

(1)  The Portfolio Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner. The full liquidation is expected to take two to four years or longer.

(2)  All of the Master Fund’s remaining interest in the Portfolio Fund is held in side pockets.

(3)  Finite lived Portfolio Funds in which redemptions are not permitted during the investment period of the Portfolio Fund. Cash proceeds are distributed to limited partners as the Portfolio Fund’s investments are realized after the investment period.

(4)  The Portfolio Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

(5)  The balance represents the invested capital in a liquidating vehicle created with the intention of liquidating assets in a reasonable manner.

The accompanying notes are an integral part of the Consolidated Schedule of Investments.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Schedule of Investments (Unaudited)

June 30, 2013

Portfolio Valuation

The net asset value (“NAV”) of the Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”) is determined by, or at the direction of, Grosvenor Capital Management, L.P. (the “Adviser” or “Grosvenor”), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to policies established by the Board of Directors (the “Board”). Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the Master Fund’s underlying investments (the “Portfolio Funds”) subject to the oversight by the Board.

The Master Fund Board has approved procedures pursuant to which the Master Fund will value its investments in Portfolio Funds at fair value, generally at an amount equal to the NAV of the Master Fund’s investment in the Portfolio Funds as determined by Portfolio Fund’s general partner or investment manager. If no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Master Fund’s valuation procedures. Generally, the NAVs of the investments in the Portfolio Funds are determined whereby the Master Fund records the investment and subsequent subscriptions at its acquisition cost, which represents its fair value at the time of subscription. The investment is adjusted to reflect the Master Fund’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period.

The Portfolio Funds record their investments at fair value in accordance with GAAP or International Financial Reporting Standards. The Portfolio Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from the sale or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid non-marketable securities varies across the Portfolio Funds based on various factors, including the nature of their investment strategy and market forces.

Because of the inherent uncertainty of valuations of the investments in the Portfolio Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the Consolidated Schedule of investments is net of fees and performance-based compensation payable to the investment managers of the Portfolio Funds.

Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Portfolio Fund. If the Master Fund withdraws its interest from such a Portfolio Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances, where such a Portfolio Fund closes its operations, the Master Fund may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2013

entire interest in the Portfolio Fund. The value of side pockets may fluctuate significantly. As of June 30, 2013, the Master Fund’s investments in side pockets and special liquidating vehicles represented 2.36% of the Master Fund’s net assets. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the Master Fund, to withdraw capital. The primary restrictions applicable to individual Portfolio Funds as of June 30, 2013 are described in detail on the Master Fund’s Consolidated Schedule of Investments.

The Master Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

—	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;
—	Level 2 — Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
—	Level 3 — Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The preparation of the Consolidated Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the Master Fund’s Consolidated Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates. The Master Fund applies the authoritative guidance under GAAP for estimating the fair value of investments in the Portfolio Funds that have calculated their NAVs in accordance with the specialized accounting guidance for investment companies. Accordingly, the Master Fund estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

Investments may be classified as Level 2 when market information (e.g. observable NAVs) is available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability. Market information, including observable NAVs, subscription and redemption activity at the underlying Portfolio Fund, and the length of time until the investment will become redeemable, is considered when determining the proper categorization of the investment’s fair value measurement within the fair valuation hierarchy. Portfolio Fund investment lots that have observable market inputs (e.g. published NAVs) and that the Master Fund has the ability to redeem from within twelve months of the balance sheet date are classified in the fair value hierarchy as Level 2.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2013

The Master Fund’s investments in the Portfolio Funds that have unobservable inputs and/or from which the Master Fund does not have the ability to redeem within twelve months are classified in the fair value hierarchy as Level 3. When observable prices are not available for these investments, the Master Fund uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate the fair value of such Level 3 instruments. Although the Master Fund does not have the ability to redeem from the Portfolio Funds classified in Level 3 of the fair value hierarchy within twelve months of the measurement date, these Portfolio Funds may transact with other investors at the NAV of the investment (or its equivalent).

In accordance with these valuation policies, the Adviser utilizes certain quantitative analytical reports generated by its proprietary risk management software to test and refine their judgment regarding: (i) their selection of Portfolio Funds for the Fund and (ii) the amount of assets to be allocated to each such Portfolio Fund. Such reports are designed to enable the Adviser to evaluate the risk and return characteristics of proposed alternative allocations to particular Portfolio Funds. Such reports currently consist of historical simulation analyses, historical simulation stress test analyses, forward-looking analyses, look-through exposure analyses and portfolio liquidity analyses.

Certain personnel within the Adviser are responsible for staying abreast of market developments affecting specific investment strategies and communicating their findings to the investment committee. The investment committee reviews such findings to determine whether particular investment strategies continue to be appropriate. The investment committee may determine to add or terminate a strategy based on any number of factors, such as: (i) a better alternative for investing the capital invested in such strategy; (ii) a change in the expectations for the strategy; (iii) a manager specific event at the Portfolio Fund; or (iv) a change in the investment or economic environment.

The Adviser monitors certain aspects of Portfolio Fund performance, stays abreast of current developments affecting Portfolio Funds and stays in frequent communication with investment managers of Portfolio Funds to review the performance of the Portfolio Funds managed by such investment managers and to discuss such investment managers’ investment outlook.

The Adviser obtains certain exposure-level information that enables the analysis of various strategies, markets and sectors on a “look-through” basis. Although the Adviser does not require that Portfolio Funds provide position-level transparency, investment managers of Portfolio Funds typically provide summary-level risk statistics with respect to the invested positions and risk profile of their Portfolio Funds. Included in these statistics is information related to the Portfolio Fund’s long, short, gross, and net position by strategy, leverage and geographic exposure. The information set provided by investment managers of Portfolio Funds varies depending upon their strategy focus and investment style. These summary-level risk statistics are augmented through on-going conversations with the investment managers of the Portfolio Funds and, together, are intended to provide an overall view of the Portfolio Fund’s risk exposure.

In certain circumstances, the Adviser may make adjustments to the reported NAV of a Portfolio Fund when it believes that the reported NAV is not representative of fair value. Specifically, for certain Portfolio Funds in liquidation, the reported NAV is adjusted based on the Adviser’s estimate of the net realizable value of the Portfolio Fund in liquidation. As of June 30, 2013, approximately $1.4 million, or 2.8%, of investments in Portfolio Funds classified in Level 3 of the fair value hierarchy were fair valued using such approach.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2013

The following table sets forth information about the level within the fair value hierarchy at which the Portfolio Fund investments are measured at June 30, 2013:

		Level 2	Level 3
	Level 1	Significant Observable	Significant	Total Fair Value at
Description	Quoted Prices	Inputs	Unobservable Inputs	June 30, 2013
Portfolio Funds

Distressed	$–	$69,265,851	$23,319,915	$92,585,766
Event Driven	–	53,732,525	2,113,862	55,846,387
Long and/or Short Equity	–	159,869,504	1,573,668	161,443,172
Multi-Arbitrage	–	151,826,289	24,348,783	176,175,072

Total Portfolio Funds	$–	$434,694,169	$51,356,228	$486,050,397

The level classifications in the table above may not be indicative of the risk associated with the investment in each Portfolio Fund.

The Master Fund recognizes transfers into and out of the levels indicated above on the actual date of the event or change in circumstances that caused the transfer. All transfers into and out of Level 2 and Level 3 can be found in the Level 3 reconciliation table shown below. There were no transfers between Level 1 and Level 2 for the three months ended June 30, 2013.

The following table includes a roll-forward of the amounts for the three months ended June 30, 2013 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.

			Long and/or	Multi-
	Distressed	Event Driven	Short Equity	Arbitrage	Total
Balance as of March 31, 2013	$6,040,019	$2,485,057	$507,207	$3,555,759	$12,588,042
Transfer from Level 2*	16,724,727	–	1,023,702	–	17,748,429
Net realized gain / (loss)	21,991	44,629	(35,254)	23,064	54,430
Net change in unrealized appreciation / depreciation	630,377	18,209	105,013	304,353	1,057,952
Purchases	–	–	–	20,750,000	20,750,000
Sales	(97,199)	(434,033)	(27,000)	(175,550)	(733,782)
Transfer into Level 2**	–	–	–	(108,843)	(108,843)
Balance as of June 30, 2013	$23,319,915	$2,113,862	$1,573,668	$24,348,783	$51,356,228

*

Transfers include investments in Portfolio Funds that were previously categorized as Level 2 investments, with a fair value of $17,748,429, which have been re-classified as Level 3 for the three months ended June 30, 2013. Such transfers were primarily the result of the Master Fund’s election to invest in select share classes and the Master Fund’s inability to redeem from those investments within twelve months of the balance sheet date.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2013

**

Transfers include investments in Portfolio Funds that were previously categorized as Level 3 investments, with a fair value of $108,843, which have been re-classified as Level 2 for the three months ended June 30, 2013. Such transfers were primarily the result of the changes in redemption terms and the Master Fund’s ability to redeem from these investments within twelve months of the balance sheet date.

Net change in unrealized appreciation for the current fiscal period ended June 30, 2013 for Level 3 investments held by the Master Fund as of June 30, 2013 increased by $1,765,750 as shown in the table below:

Investments in	Net change in
Portfolio Funds	unrealized appreciation
Distressed	$1,180,590
Event Driven	62,837
Long and/or Short Equity	106,771
Multi-Arbitrage	415,552
Total	$1,765,750

The Master Fund follows authoritative guidance that permits a reporting entity to measure fair value of an investment that does not have a readily determinable fair value, based on the NAV for the investment. In using the NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has determined that the NAV, as calculated by the reporting entity, generally represents the fair value of the investments. A listing of the investments held by the Master Fund and their attributes as of June 30, 2013, that may qualify for these valuations are shown in the table below.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2013

Investment		Redemption		Redemption Restrictions
Category	Fair Value	Frequency	Notice Period	and Terms*

Distressed (a)	$92,585,766	Quarterly - Bi - annually	60 – 93 Days	0-2 years. Side pocket & liquidating vehicle arrangements exist for 6%** of the Portfolio Funds.

Event Driven (b)	$55,846,387	Quarterly	30 – 93 Days	0-1 years. Side pocket & liquidating vehicle arrangements exist for 4%** of the Portfolio Funds.

Long and/or Short Equity (c)	$161,443,172	Monthly - Bi - annually	30 – 90 Days	0-2 years. Side pocket & liquidating vehicle arrangements exist for 1%** of the Portfolio Funds.

Multi-Arbitrage (d)	$176,175,072	Monthly - Annually	30 – 90 Days	0-2 years. Side pocket & liquidating vehicle arrangements exist for 2%** of the Portfolio Funds.

*

The information summarized in the table above represents the general terms of the specific asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.

**	Reflects fair value of investments in each respective investment category.

The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for the Portfolio Funds, would generally be the NAV as provided by the Portfolio Fund or its administrator. For each of the classes below, the fair value of the Portfolio Funds has been estimated based upon the NAV of the Portfolio Funds, subject to adjustments by the Adviser if deemed necessary.

(a) Distressed Securities This class includes the Portfolio Funds that invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and subperforming bank loans, and emerging market debt. As of June 30, 2013, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

(b) Event Driven This class includes the Portfolio Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers. As of June 30, 2013, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

(c) Long and/or Short Equities This class includes the Portfolio Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions. As of June 30, 2013, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2013

(d) Multi-Arbitrage This class includes the Portfolio Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference. As of June 30, 2013, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

Income Taxes

The U.S. federal income tax basis of the Master Fund’s investments in the Portfolio Funds for U.S. federal income tax purposes is based on amounts reported to the Master Fund by the Portfolio Funds on a Schedule K-1. As of June 30, 2013, the Master Fund had not yet received information to determine the current tax basis of the Portfolio Funds as of June 30, 2013. Based on the amounts reported to the Master Fund on Schedule K-1 as of December 31, 2012, and after adjustment for purchases and sales between December 31, 2012 and June 30, 2013, the estimated tax basis of the Portfolio Funds at June 30, 2013 for U.S. federal income tax purposes is $470,235,078, and net unrealized appreciation for U.S. federal income tax purposes is $16,554,747 (gross unrealized appreciation $37,879,173; gross unrealized depreciation $21,324,426).

ITEM 2 – CONTROLS AND PROCEDURES

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3 – EXHIBITS

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman
Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman Scott J. Lederman	Chief Executive Officer and President	August 27, 2013

By:	/s/ Zachary D. Weber Zachary D. Weber	Chief Financial Officer and Treasurer	August 27, 2013